                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 18, 2002
                                                          ---------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-4174              73-0569878
         --------                ---------------     -------------------
       (State or other             (Commission        (I.R.S. Employer
       jurisdiction of             File Number)       Identification No.)
       incorporation)



     One Williams Center, Tulsa, Oklahoma                       74172
     ----------------------------------------                 ----------
     (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On June 18, 2002, The Williams Companies, Inc. (NYSE:WMB) announced it plans to offer for sale its Memphis and Alaska refineries and related petroleum assets. Williams estimated the businesses would be sold by the end of 2002 for more than $1 billion.

Item 7. Financial Statements and Exhibits.

         Williams files the following exhibit as part of this report:

         Exhibit 99.1 Copy of Williams' press release dated June 18, 2002, publicly announcing the matters reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WILLIAMS COMPANIES, INC.


Date: June 24, 2002                             /s/ Suzanne H. Costin
                                        ----------------------------------------
                                        Name:  Suzanne H. Costin
                                        Title: Corporate Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Copy of Williams' press release dated June 18, 2002, publicly announcing the matters reported herein.